EXHIBIT 10.1


                           AMENDMENT AND EXTENSION OF
                              FORBEARANCE AGREEMENT



      THIS AMENDMENT AND EXTENSION OF FORBEARANCE AGREEMENT ("Agreement") is made as of March 29, 2002, among NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), continued pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of July 28, 1999, as amended (the "Operating Agreement"), NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Guarantor"), BANK ONE, NA, a national banking association with its main office in Chicago Illinois, individually and as agent ("Agent") for Lenders (as defined in the Credit Agreement referenced below) and the Lenders.

                                    Recitals:
                                    ---------

      A. Pursuant to the terms of the Amended and Restated Credit Agreement dated as of July 30, 1999, among Borrower, Guarantor, Agent, and the Lenders from time to time that are parties thereto (as amended from time to time, the "Credit Agreement"), the Lenders agreed to provide a term loan facility in the amount of $100,000,000 ("Term Facility") and a revolving credit facility in the maximum aggregate amount of $200,000,000 ("Revolving Facility"). Terms appearing as initially capitalized terms and not otherwise expressly defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

      B. Pursuant to the terms of a Forbearance Agreement dated as of February 8, 2002 among the Borrower, Guarantor, Agent and Lenders (the "Forbearance Agreement"), Lenders agreed to forbear from exercising their remedies under the Loan Documents on account of certain "Specified Defaults" (as defined in Section 1 of the Forbearance Agreement).

      C. Borrower and Guarantor have requested that Lenders extend the effectiveness of the Forbearance Agreement and agree to amend certain other provisions of the Credit Agreement. Lenders have agreed to amend such provisions of the Credit Agreement and extend the effectiveness of the Forbearance Agreement for a limited period of time on the conditions set forth in this Agreement.

                                    Agreement
                                    ---------

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Agent and Lenders hereby agree as follows:

1. EXTENSION. The Required Lenders agree that the stated expiration date of the "Forbearance Period" (as defined in Section 2 of the Forbearance Agreement) shall be extended from March 29, 2002 to April 30, 2002 and that all other provisions of the Forbearance Agreement shall continue in effect, unless otherwise expressly provided herein, subject to satisfaction of all of the "Extension Conditions" (as defined below) on or before March 29, 2002.

            The Revolving Lenders and the Required Term Lenders agree that the Revolving Facility Termination Date shall be extended from March 29, 2002 to April 30, 2002, subject to satisfaction of all of the Extension Conditions on or before March 29, 2002. The "Extension Conditions" shall be as follows:

   (a) Borrower, Guarantor, Agent, all of the Revolving Lenders and the Required Term Lenders have executed this Agreement and delivered counterparts to Agent,

   (b) Borrower has paid a fee to Agent for the benefit of the Lenders equal to 0.375% of the aggregate outstanding principal balance of the Revolving Facility and Term Facility (after giving effect to the payment required in clause (c) below), which shall be allocated among the Lenders executing this Agreement on a pro rata basis on their relative principal amounts outstanding;

   (c) Borrower has remitted to the Agent (i) $1,000,000, representing the principal amortization payment due on March 29, 2002 pursuant to Section 2.8(c) of the Credit Agreement, and (ii) $5,300,000, representing the Net Cash Proceeds from the sale of Red Mount Ranch and Sabal Palm. Pursuant to Section 2.23 of the Credit Agreement, such amounts shall be applied to reduce the outstanding principal balance of the Revolving Facility and the Term Facility on a pro rata basis, based on the relative principal amounts outstanding under the Term Facility and the Revolving Facility. The Aggregate Revolving Commitment shall be permanently reduced by all payments of principal which have been and are hereafter applied to the Revolving Facility from and after the "Effective Date" of the Forbearance Agreement and each Revolving Lender's Revolving Commitment shall be reduced proportionately; and

   (d) Borrower shall have provided to Agent evidence reasonably satisfactory to Agent, including a certified resolution and an incumbency certificate from Guarantor, substantially in the form attached as Exhibit 2(d) to the Forbearance Agreement and to the effect that the individual executing this Agreement on behalf of Borrower and Guarantor has been duly authorized by all appropriate action to so execute and deliver this Agreement.

2. SPECIFIED DEFAULTS. The definition of "Specified Defaults" in the Forbearance Agreement are hereby amended (a) by adding the words "and March 31, 2002" at the end of clause (i) of the first sentence of Section 1 of the Forbearance Agreement, (b) by adding the words "or as a result of any failure of AGC to provide or pay for certain bonds due to Borrower thereunder or to perform any other non-payment and non-material obligation thereunder" at the end of clause
(iii) of the first sentence of Section 1 of the Forbearance Agreement, and (c) by adding the following sentence at the end of such Section 1: "Nonpayment of AGC's credit facility with Bank of America at its maturity on March 29, 2002 shall constitute a Specified Default but only so long as Bank of America does not commence enforcement of its rights to collect such debt from AGC. Any action by Bank of America to enforce its rights with respect to such debt shall be deemed to be an "acceleration" of such debt and the provisions of the proceedings sentence shall apply.

3. INDUCEMENTS TO LENDERS TO EXTEND. For the benefit and reliance of Lenders, and to induce Lenders to enter into this Agreement, Borrower and Guarantor individually and each on its own behalf hereby represents and warrants as follows:

(a) Other than as contemplated by the terms hereof, the Credit Agreement, Notes, and all of the other Loan Documents executed by Borrower and/or Guarantor are in full force and effect on the date of this Agreement and are enforceable against Borrower and/or Guarantor in accordance with their terms;

(b) As of the date of this Agreement (prior to the payments required as part of the Extension Conditions), the unpaid balance of principal due and payable under the Revolving Facility is $180,312,080.54 and under the Term Facility is $88,352,919.46 (which amounts do not include attorneys' fees and other costs of Lenders incurred and unpaid as of the date hereof, or any accrued and unpaid interest or fees, all of which shall be in addition to such amount).

(c) To each's knowledge, Borrower and Guarantor have no right of set-off, defense, claim, or cause of action against Agent, Lenders or any of their affiliates, or any of their respective officers, directors, employees, agents, or attorneys, in connection with the Loan Documents as of the date hereof (whether fixed or contingent, or based on contract, tort, statute, strict liability, or other legal or equitable theory of recovery). Borrower and Guarantor each hereby, for itself, its successors and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges Agent and Lenders and their respective directors, officers, employees, agents, affiliates, successors and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, and expenses whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in connection with the Revolving Facility, the Term Facility, the Credit Agreement or this Agreement or the other Loan Documents as of the date of execution of this Agreement, whether known or unknown, foreseen or unforeseen, including any damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove;

(d) Borrower and Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by or on behalf of Borrower and Guarantor and constitutes the legal, valid and binding obligation of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its terms;

(e) The execution, delivery and performance of this Agreement by Borrower and Guarantor will not conflict with or result in a breach of any of the terms or provisions of, constitute a default under, require any consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Borrower or Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Borrower or Guarantor is a party or by which Borrower's or Guarantor's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect;

(f) To each's actual knowledge, except for the Specified Defaults, no material Default has occurred that remains uncured as of the date hereof; and

(g) Other than the Liens on one Property described on Exhibit 3(g) to the Forbearance Agreement which was incorrectly identified as an Unencumbered Asset on the most recent compliance certificate furnished to Lenders, Borrower has not granted or suffered to exist any material Liens (other than Permitted Liens identified in Subsections 7.15 (i) to
      (iv)) on any of the Projects included in Unencumbered Assets as referenced in the most recent compliance certificate furnished to Lenders, and all such Projects comply with each of the requirements set forth in the definition of "Unencumbered Asset."

4. REPORTING REQUIREMENTS. In addition to continuing the reporting requirements established by Section 4 of the Forbearance Agreement, Borrower shall provide weekly updates on the progress being made with all potential equity and debt sources.

5. NET CASH PROCEEDS. Net Cash Proceeds received from the sale of assets during the extension of the Forbearance Period shall continue to be paid to the Lenders in accordance with Section 5 of the Forbearance Agreement, except that the Borrower may establish a reserve for payment to the holders under the Note Purchase Agreements of their pro rata share of such Net Cash Proceeds, based on the respective principal balances outstanding under this Facility and under the Note Purchase Agreement. Any such reserve shall be disbursed (i) to such holders only upon Borrower reaching agreement with such holders and the Lenders regarding the granting of collateral to the Lenders and such holders, consent to the establishment of a holding company for the Borrower and AGC and related transactions and the waiver or satisfactory reduction of pre-payment penalties, or (ii) to the Lenders if such agreement is not reached by the end of the Forbearance Period. Notwithstanding the foregoing, (i) the Borrower shall have no further right to reserve in the Capital Expenditure / 1031 Reserve the Net Cash Proceeds from any Projects other than Anticipated 1031 Projects and (ii) any Net Cash Proceeds that were previously reserved for the purpose of completing Section 1031 Transactions shall be paid to the Lenders in full (or in part if a reserve for the holders under the Note Purchase Agreements has been established as provided above) if such Net Cash Proceeds have not been invested in another Project within the time period required by the Code to successfully complete a Section 1031 Transaction.

6. CAPITAL EXPENDITURES. During the extension of the Forbearance Period the Borrower agrees to withhold payment of any amounts due to AGC under the Approved Operating Leases on account of capital expenditures at the Projects until AGC has paid in full all delinquent rent under all of the Approved Operating Leases and the net aggregate termination fees due to Borrower with respect to the early termination of any Approved Operating Leases. A schedule of all anticipated capital expenditures for 2002 on a course-by-course basis will be provided to the Lenders prior to March 29, 2002. Such schedule shall also indicate in which quarter such expenditures are expected to be incurred and whether such expenditures are obligations of AGC or of the Borrower.

7. COLLATERAL. As consideration for the extension of the Forbearance Period and of the Revolving Facility Termination Date, the Borrower agrees to provide collateral to the Lenders for the Facility when the Lenders are prepared to agree to an extension of the Revolving Facility Termination Date to March 31, 2003, on such other terms as may be mutually agreeable. The collateral shall constitute all Projects which were shown as Unencumbered Assets on the most recent compliance certificate provided to the Lenders, excluding only those Projects with respect to which the Agent determines, in the exercise of its reasonable judgment, that mortgage taxes and other perfection expenses will be disproportionate to the benefit to the Lenders of the incremental collateral value. Such Projects shall be encumbered, at the Borrower's expense, by first priority perfected, mortgages or deeds of trust in favor of a collateral agent which shall hold such collateral for the benefit of the Lenders and the holders under the Note Purchase Agreement on a pro rata basis based on their respective principal balances.

8. INTEREST DURING EXTENSION OF FORBEARANCE PERIOD. From March 30, 2002 until the expiration or earlier termination of the Forbearance Period, (i) all Advances shall be ABR Advances and no ABR Advance may be made as or converted into a LIBOR Advance, (ii) each ABR Advance shall bear interest at a rate per annum equal to the Adjusted ABR Rate otherwise applicable to such ABR Advance plus 1.50% per annum. Nothing herein shall limit the right of Lenders to receive the Default Rate once the Forbearance Period expires or is terminated.

9. VOLUNTARY AGREEMENT. Borrower represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware of the terms of this Agreement, and that it has entered into this Agreement voluntarily and without coercion or duress of any kind.

10. NO COURSE OF CONDUCT. Borrower acknowledges that the determination by Lenders to enter into this Agreement does not constitute a course of conduct or course of dealing. Borrower acknowledges that it has no basis to expect any Lender to enter into any further forbearance or any modification of the Loan Documents.

11. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. NO MODIFICATION EXCEPT IN WRITING. None of the terms of this Agreement may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

13. FURTHER ASSURANCES. Borrower, Guarantor, Agent and the Lenders executing this Agreement shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by each other of the foregoing persons from time to time to confirm the provisions of this Agreement and to carry out the intents and purposes of this Agreement.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

15. RESERVATION AND REMEDIES. Except as specifically stated in this Agreement or in the Forbearance Agreement, this Agreement shall not be deemed or construed to
(i) constitute a waiver of any right or remedy available to any of Borrower, Guarantor, Agent or Lenders under the Loan Documents, at law, in equity or otherwise, and each of the foregoing hereby expressly reserves all of such rights and remedies; or (ii) give any of Borrower, Guarantor, Agent or Lenders any rights under the Credit Agreement that each would otherwise not have due to the existence of a Default (even if such Default is one of the Specified Defaults), unless expressly provided for in this Agreement or in the Forbearance Agreement.

16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

17. INTERPRETATION. As used herein, the terms (a) "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or other entity or any agency or political subdivision thereof; and
(b) "including" or "include" shall mean "including without limitation" or "include, among other things", or "include, without limiting the generality of the foregoing". The Recitals to this Agreement are incorporated herein and expressly made a part hereof. The terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of this Agreement, any rule of law or procedure requiring otherwise, including, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared this Agreement or any earlier draft of this Agreement.

18. COUNTERPARTS. This Agreement may be executed in two or more counterparts (including by facsimile transmission of signature pages hereto), each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

19. WAIVER OF JURY TRIAL. AGENT, LENDERS, BORROWER AND GUARANTOR, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

20. INTEGRATION. This Agreement, together with the Forbearance Agreement and the Loan Documents, constitute the entire agreement among Agent, Lenders, Borrower, and Guarantor with respect to the Term Facility and the Revolving Facility and the subject matter of the foregoing documents, and all prior writings and discussions and all contemporaneous discussions are hereby merged into and superseded by the provisions of the foregoing documents.

21. AGREEMENT CONTROLLING. In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Agreement, the provisions of this Agreement shall govern. This Agreement shall constitute a Loan Document for all purposes. Any reference to the Credit Agreement in any of the Loan Documents shall hereafter mean the Credit Agreement as supplemented by the Forbearance Agreement and this Agreement as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

               [SIGNATURES ARE CONTAINED ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrower, Guarantor, Agent and Lenders have caused this Agreement to be executed as of the date first above written.



BORROWER:                           NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
--------
                                    By: National Golf Properties, Inc., its
                                        general partner


                                    By:/s/ Neil M. Miller
                                       -----------------------------------
                                    Print Name: Neil M. Miller
                                    Title: Chief Financial Officer and Secretary

GUARANTOR:                          NATIONAL GOLF PROPERTIES, INC.
---------

                                    By:/s/ Neil M. Miller
                                       -----------------------------------
                                    Print Name: Neil M. Miller
                                    Title: Chief Financial Officer and Secretary

AGENT:                              BANK ONE, NA, Individually and as
------                              Administrative Agent


                                    By:/s/ Richard Howard
                                       -----------------------------------
                                    Print Name: Richard Howard
                                    Title: Vice President

LENDERS:                            MERRILL LYNCH CAPITAL CORPORATION,
-------                             Individually and as Syndication Agent


                                    By:/s/ Michael E. O'Brien
                                       -----------------------------------
                                    Print Name: Micheal E. O'Brien
                                    Title: Vice President

                                    ING CAPITAL LLC, as successor to
                                    ING (U.S.) CAPITAL LLC, Individually and as
                                    Co-Documentation Agent and Co-Arranger


                                    By:/s/ David J. Lattimer
                                       -------------------------------------
                                    Print Name: David J. Lattimer
                                    Title: Vice President



                                    UNION BANK OF CALIFORNIA, N.A.,
                                    Individually and as Co-Documentation Agent


                                    By:/s/ Scott Martin Bleifer
                                       -------------------------------------
                                    Print Name: Scott Martin Bleifer
                                    Title: Vice President



                                    FLEET NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:/s/ Richard E. Lynch
                                       -------------------------------------
                                    Print Name: Richard E. Lynch
                                    Title: Vice President



                                    CITY NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:/s/ Steve Sloan
                                       -------------------------------------
                                    Print Name: Steve Sloan
                                    Title: Senior Vice President



                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, Individually and as Co-Agent


                                    By:/s/ Art Brokx
                                       -------------------------------------
                                    Print Name: Art Brokx
                                    Title: Vice President

                                    PACIFIC LIFE INSURANCE COMPANY


                                    By:/s/ T. Anthony Premer
                                       -------------------------------------
                                    Print Name: T. Anthony Premer
                                    Title: Vice President



                                    By:/s/ C.S. Dillion
                                       -------------------------------------
                                    Print Name: C.S. Dillion
                                    Title: Assistant Secretary



                                    AMSOUTH BANK


                                    By:/s/ Lawrence Clark
                                       -------------------------------------
                                    Print Name: Lawrence Clark
                                    Title: Vice President



                                    CALIFORNIA FEDERAL BANK


                                    By:/s/ Preston A. Minor
                                       -------------------------------------
                                    Print Name: Preston Minor
                                    Title: Vice President



                                    FIRST AMERICAN BANK TEXAS, SSB


                                    By:/s/ Matt Malone
                                       -------------------------------------
                                    Print Name: Matt Malone
                                    Title: Assistant Vice President



                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:/s/ Bruno DeFloor
                                         -------------------------------------
                                    Print Name: Bruno DeFloor
                                    Title: Vice President

                                    DRESDNER BANK, AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:/s/ Clifford Rooke
                                       -------------------------------------
                                    Print Name: Clifford Rooke
                                    Title: Director


                                    By:/s/ Garrett W. Thelander
                                       -------------------------------------
                                    Print Name: Garrett W. Thelander
                                    Title: Director

                                    ING PRIME RATE TRUST
                                    By: ING Investments LLC

                                    By:/s/ Jason Groom
                                       -------------------------------------
                                    Print Name: Jason Groom
                                    Title: Vice President



                                    THE TRAVELERS INSURANCE COMPANY


                                    By:/s/ Pamela D. Westmoreland
                                       -------------------------------------
                                    Print Name: Pamela D. Westmoreland
                                    Title: Investment Officer



                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                     COMPANY


                                    By:/s/ Mary S. Law
                                       -------------------------------------
                                    Print Name: Mary S. Law
                                    Title: Managing Director



                                    OCTAGON INVESTMENT PARTNERS II, LLC
                                    By: Octagon Credit Investors, LLC as
                                    sub-investment manager

                                    By:/s/ Andrew D. Gordon
                                       -------------------------------------
                                    Print Name: Andrew D. Gordon
                                    Title: Portfolio Manager

                                    OCTAGON INVESTMENT PARTNERS III, LLC
                                    By: Octagon Credit Investors, LLC as
                                    portfolio manager

                                    By:/s/ Andrew D. Gordon
                                       -------------------------------------
                                    Print Name: Andrew D. Gordon
                                    Title: Portfolio Manager


                                    OCTAGON INVESTMENT PARTNERS IV, LTD.
                                    By: Octagon Credit Investors, LLC as
                                    collateral manager

                                    By:/s/ Andrew D. Gordon
                                       -------------------------------------
                                    Print Name: Andrew D. Gordon
                                    Title: Portfolio Manager


                                    KZH Soleil LLC


                                    By:/s/ Joyce Fraser Bryant
                                       -------------------------------------
                                    Print Name: Joyce Fraser Bryant
                                    Title: Authorized Agent



                                    KZH Soleil-2 LLC


                                    By:/s/ Joyce Fraser Bryant
                                       -------------------------------------
                                    Print Name: Joyce Fraser Bryant
                                    Title: Authorized Agent


                                    FIRSTRUST BANK


                                    By:/s/ Kent Nelson
                                       -------------------------------------
                                    Print Name: Kent Nelson
                                    Title: Vice President



                                    GALAXY CLO 1999-1, Ltd.


                                    By:/s/ Thomas G. Brandt
                                       -------------------------------------
                                    Print Name: Thomas G. Brandt
                                    Title: Managing Director

                                    PINEHURST TRADING, INC.


                                    By:/s/ Ann E. Morris
                                       -------------------------------------
                                    Print Name: Ann E. Morris
                                    Title: Assistant Vice President



                                    CENTREPACIFIC SIERRA CLO I

                                    By:/s/ John M. Casparian
                                       -------------------------------------
                                    Print Name: John M. Casparian
                                    Title: Chief Operating Officer



                                    PB CAPITAL CORPORATION


                                    By:/s/ Nina Zhou
                                       -------------------------------------
                                    Print Name: Nina Zhou
                                    Title: Associate



                                    By:/s/ Jeffrey Frost
                                         -------------------------------------
                                    Print Name: Jeffrey Frost
                                    Title: Managing Director,
                                           Portfolio Management